                                                                    EXHIBIT 99.1

           PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS AND THE

          INFORMATION STATEMENT/PROSPECTUS PRIOR TO MAKING ANY ELECTION



   IF YOU WANT TO PARTICIPATE IN BCLP II AND RECEIVE SUBORDINATED DEBENTURES

         AND CASH IN THE DISTRIBUTION, YOU NEED NOT FILL OUT THIS FORM.

IF YOU WANT TO RECEIVE ANY CASTLE CREEK INTERESTS IN THE DISTRIBUTION, YOU MUST
   FILL OUT THIS FORM AND SEND IT TO BCLP ALONG WITH YOUR UNIT CERTIFICATES.

            BOX A: DESCRIPTION OF BCLP UNITS HELD BY THE UNDERSIGNED
                    (ATTACH ADDITIONAL SHEETS IF NECESSARY.)
                               SEE INSTRUCTION 1.

------------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS OF REGISTERED HOLDER(S) OF BCLP UNITS
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)
                            (PLEASE PRINT)*                                          CERTIFICATES HELD OF RECORD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF UNITS
                                                                                CERTIFICATE              REPRESENTED BY
                                                                                 NUMBER(S)                 CERTIFICATE

                                                                                ----------------------------------------
                                                                                ----------------------------------------
                                                                                ----------------------------------------
                                                                                ----------------------------------------
                                                                                ----------------------------------------
                                                                                ----------------------------------------
                                                                                ----------------------------------------

                                                                                TOTAL UNITS

* If Units are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Unit Certificates. Additional copies of this Distribution Election Form and Letter of Transmittal may be obtained from BCLP at the address and phone number shown below.

[ ] Check here if your Unit Certificate(s) has (have) been lost, stolen or destroyed and contact BCLP immediately. See Instruction 9. In order to make an effective Castle Creek Election with respect to such certificates, you will be required to complete additional documentation and pay for an indemnity bond covering the lost, stolen or destroyed certificate(s). This process will take a minimum of 10 days.

                           DISTRIBUTION ELECTION FORM
                            AND LETTER OF TRANSMITTAL

                    in connection with the reorganization of

                       BOSTON CELTICS LIMITED PARTNERSHIP

              pursuant to the Agreement and Plan of Reorganization


         The enclosed Distribution Election Form is to be completed and submitted pursuant to an election by holders ("Holders") of units ("Units") representing limited partnership interests in Boston Celtics Limited Partnership ("BCLP") with respect to the form of a distribution (the "Distribution") from BCLP to be made in connection with the proposed reorganization (the "Reorganization") of BCLP, pursuant to the Agreement and Plan of Reorganization, dated as of April 14, 1998, as it may be amended from time to time (the "Plan"), described in the Information Statement/Prospectus dated ___________, 1998 relating to the Reorganization (the "Prospectus"). Capitalized terms not defined in this letter of transmittal or in the Distribution Election Form shall have the meanings given to them in the Prospectus.

         Holders may elect (the "Election") to (i) participate in BCLP II and receive the Distribution in the form of $20 in principal amount of the Subordinated Debentures for each Unit held and $1 in cash (a "Debenture Election"), or (ii) receive one Castle Creek Interest for each one hundred (100) Units held (a "Castle Creek Election"), or (iii) some combination thereof. Alternatively, Holders who do not to make an election will be deemed to have made a Debenture Election.

         For the Distribution Election Form to be effective, Holders must properly complete the form and return it to BCLP at the addresses listed below with all certificates representing Units held by such Holder as to which a Castle Creek Election is made, duly endorsed in blank or otherwise in a form acceptable for transfer on the books of BCLP by 5:00 p.m., Boston time, on ___________, 1998 (the "Election Deadline"). The determinations of BCLP as to whether or not a Distribution Election has been properly made or revoked, and when such election or revocations were received, will be binding.

         IF YOUR BCLP CERTIFICATE(S) HAS (HAVE) BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT (THEM), SEE INSTRUCTION 9 TO THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

         YOU CANNOT COMPLETE AN EFFECTIVE CASTLE CREEK ELECTION WITHOUT ATTACHING YOUR BCLP CERTIFICATE(S) TO THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL OR, ALTERNATIVELY, (1) DELIVERING THE SHARES BY BOOK-ENTRY TRANSFER TO BCLP'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, (2) SUBMITTING A GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR (3) SUBMITTING AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH CERTIFICATE(S) REASONABLY ACCEPTABLE TO BCLP.

         Questions and requests for assistance or additional copies of the Prospectus or this Distribution Election Form and Letter of Transmittal may be directed to BCLP at the address set forth below.

         By returning a Distribution Election Form, Holders acknowledge that each Election is subject to the terms, conditions and limitations set forth in
(i) the Prospectus, receipt of which is acknowledged by the undersigned, (ii) the Plan, and (iii) the accompanying instructions. Each such Holder also represents and warrants that such Holder is the exclusive owner of the Units represented by the certificates identified herein.

         IF A HOLDER DOES NOT SUBMIT AN EFFECTIVE DISTRIBUTION ELECTION FORM AS INSTRUCTED BY THE ELECTION DEADLINE, SUCH HOLDER WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION.

         After carefully reviewing all of the Instructions set forth in the Distribution Election Form, you should complete and return all of the required documents with necessary endorsements to BCLP in the accompanying envelope at one of the addresses below. PLEASE RETURN THE DISTRIBUTION ELECTION FORM ONLY TO BCLP.

                 HOLDERS WHO DESIRE TO MAKE A DEBENTURE ELECTION
                     (TO PARTICIPATE IN BCLP II AND RECEIVE
              SUBORDINATED DEBENTURES AND CASH IN THE DISTRIBUTION)
                NEED NOT RETURN THIS DISTRIBUTION ELECTION FORM.



                               BCLP's Address is:


                              ____________________
                              ____________________
                              ____________________



                                       or

                          Call at ________________


         Banks and brokerage firms, please call at _____________________

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)


                              ____________________


                              Confirm by telephone:


                              ____________________

         THE DISTRIBUTION ELECTION FORM TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS SHOULD BE RETURNED TO BCLP IN THE ACCOMPANYING ENVELOPE. DELIVERY OF THE DISTRIBUTION ELECTION FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF UNITS, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

                    PLEASE READ CAREFULLY THE PROSPECTUS AND
                      ALL OF THE ACCOMPANYING INSTRUCTIONS
                 WHICH FORM PART OF THE TERMS AND CONDITIONS OF
                         THE DISTRIBUTION ELECTION FORM


--------------------------------------------------------------------------------

   5:00 P.M., BOSTON TIME, ON _______________, 1998, IS THE ELECTION DEADLINE BY WHICH DATE A COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF
   TRANSMITTAL, TOGETHER WITH ALL REQUIRED DOCUMENTS, MUST BE RECEIVED BY
   BCLP IN ORDER FOR ANY ELECTION CONTAINED HEREIN TO BE VALID.
--------------------------------------------------------------------------------

         The tax consequences to Holders will differ. For information as to the income tax consequences of your election choice, see "Certain Federal Income Tax Consequences" in the Prospectus. Holders also are urged to consult their tax advisors regarding the tax consequences to them of the Reorganization.

                       CHANGE IN CITIZENSHIP OR RESIDENCY

         For United States tax purposes, it is important that BCLP know whether you are a United States citizen or resident of the United States or a foreign person. You have previously supplied information to BCLP regarding your status. IF YOUR STATUS HAS CHANGED, PLEASE COMPLETE THE APPROPRIATE BOX BELOW. If neither of the following boxes are completed or if you do not return this Distribution Election Form and Letter of Transmittal, BCLP will rely on the information regarding your status that was previously supplied.


_______________________________________________________________

            CERTIFICATE FOR UNITED STATES PERSONS

CERTIFY UNDER PENALTY OF PERJURY THAT I AM NOT A UNITED
I AM A UNITED STATES CITIZEN OR RESIDENT OF THE UNITED STATES.

SIGNATURE:  _________________________________

TAXPAYER ID NO.:  ___________________________

DATE:  _____________________________________

______________________________________________________________

______________________________________________________________

               CERTIFICATE FOR FOREIGN HOLDERS

I

STATES CITIZEN OR RESIDENT OF THE UNITED STATES.

SIGNATURE:  ____________________________________



DATE:  _________________________________________

______________________________________________________________

To BCLP:

         In connection with the Reorganization, and pursuant to the Plan, the undersigned hereby makes the Election set forth herein and, in the case of a Castle Creek Election, surrenders to you for cancellation Certificates representing each BCLP unit of the undersigned's, listed above in Box A, with respect to which a Castle Creek Election is made.

         The undersigned understands that the undersigned's Election is subject to certain terms, conditions and limitations that have been set forth in (i) the Prospectus and (ii) the Instructions. Extra copies of this Distribution Election Form and Letter of Transmittal and the Prospectus may be requested from BCLP, at the address or phone numbers shown above. The filing of this Distribution Election Form and Letter of Transmittal with BCLP will constitute acknowledgment of the undersigned's receipt of the Prospectus.

         The undersigned hereby represents and warrants that the undersigned is the registered holder of the Units represented by the BCLP Certificate(s), with good title to the Units described in Box A above and full power and authority to sell, assign and transfer such Units, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims.

         The undersigned authorizes and instructs you to give effect to the Election made herein. If, in the case of a Castle Creek Election, the Certificate(s) is (are) not delivered herewith or by book-entry transfer to BCLP's account at a book-entry transfer facility, there is furnished herewith
(i) a guarantee of delivery of such Certificate(s) from a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (provided below) in accordance with Instruction 4 or (ii) an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to BCLP in accordance with Instruction 9.

         The undersigned understands and acknowledges that all questions as to the validity, form and eligibility of any Election and surrender of the Units hereunder shall be reasonably determined by BCLP, and such determination shall be final and binding.

         Unless otherwise indicated under "Special Distribution Instructions" below, please make all distributions pursuant to the Election herein to the registered holder(s) of the Units at the address shown above in Box A.

         The undersigned will, upon request, execute any additional documents necessary or desirable to give effect to the undersigned's Election. In addition, subject to the consummation of the Reorganization, the undersigned hereby irrevocably appoints BCLP as attorney-in-fact for the undersigned to exercise all authority conferred in this Distribution Election Form and Letter of Transmittal for the purposes contemplated in the Plan, and such authority will be binding on successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive the death or incapacity of the undersigned.

                                    ELECTION

The appropriate box below must be checked in order to make a Debenture Election, a Castle Creek Election or a combination thereof. FAILURE TO CHECK ANY BOX WILL HAVE THE SAME EFFECT AS A DEBENTURE ELECTION. THEREFORE, HOLDERS WHO DESIRE TO MAKE A DEBENTURE ELECTION (TO PARTICIPATE IN BCLP II AND RECEIVE SUBORDINATED DEBENTURES AND CASH IN THE DISTRIBUTION) NEED NOT RETURN THIS DISTRIBUTION ELECTION FORM.

         ALL HOLDERS WISHING TO MAKE A CASTLE CREEK ELECTION MUST DELIVER TO BCLP A PROPERLY COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL, AND CERTIFICATE(S) AS TO WHICH SUCH ELECTION IS BEING MADE, OR, ALTERNATIVELY,
(I) DELIVER THE SHARES BY BOOK-ENTRY TRANSFER TO BCLP'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, (II) SUBMIT A GUARANTEE OF DELIVERY AS PROVIDED HEREIN OR
(III) SUBMIT AN AFFIDAVIT AND INDEMNIFICATION REGARDING THE LOSS, THEFT OR DESTRUCTION OF SUCH CERTIFICATE(S) REASONABLY ACCEPTABLE TO BCLP, AND ALL OTHER REQUIRED DOCUMENTS, PRIOR TO 5:00 P.M., BOSTON TIME, ON ________, 1998.

         HOLDERS SUBMITTING A DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL AFTER SUCH ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION REGARDLESS OF THE ELECTION SPECIFIED IN BOX B BELOW.



_________________________________________________________________________________________________________________________________

BOX B:  ELECTION*                                                         CHECK APPROPRIATE BOX(ES)

Number of Units                                                  Election

                                                                          [ ]          DEBENTURE ELECTION.  I wish to participate

                                                                 in BCLP II and receive Subordinated Debentures and cash in the

(A) ______________  Units                                        Distribution with respect to the number of Units indicated.

                                                                          [ ]          CASTLE CREEK ELECTION.  I wish to receive
                                                                 Castle Creek Interests in the Distribution with respect to the number of Units indicated.  I understand that a Castle
(B) ______________ Units Creek Election is effective only with respect to one
(must be at least 100 Units and hundred-Unit blocks; one Castle Creek Interest will be must be divisible by 100) distributed for each one hundred Units I own, and am enclosing my certificates.

______________________________________________________________________________________________________________________________


* Nominees must use a separate Distribution Election Form and Letter of Transmittal to make an Election for themselves and on behalf of each beneficial owner of BCLP Units. See the Instructions below.

________________________________________________________________________________

                         DELIVERY BY BOOK-ENTRY TRANSFER
                               See Instruction 1.

         Check here if Units are being delivered by book-entry transfer to BCLP's account on one of the book-entry transfer facilities (each, a "Book-Entry Transfer Facility") and complete the following:

         Check the box of the applicable Book-Entry Transfer Facility:

            _________________ Trust Company
            _________________ Trust Company

________________________________________________________________________________
YOU WILL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION IF:

A.       YOU CHECK THE BOX INDICATING A DEBENTURE ELECTION ABOVE;

B.       NO CHOICE IS INDICATED ABOVE;

C. YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING, IN THE CASE OF A CASTLE CREEK ELECTION, THE FAILURE TO SUBMIT YOUR CERTIFICATE(S)) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

D. A COMPLETED DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL (INCLUDING, IF REQUIRED, SUBMISSION OF YOUR CERTIFICATE(S)) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

         In order to make a proper Election, this Distribution Election Form and Letter of Transmittal must be (i) completed and signed in the space provided in Box C below and (ii) mailed or delivered with your Certificate(s) in the case of a Castle Creek Election (or a guarantee of delivery as provided herein or an affidavit and indemnification regarding the loss, theft or destruction of such Certificate(s) reasonably acceptable to BCLP in accordance with Instruction 9 to BCLP at the addresses set forth above, or delivered by book-entry transfer to BCLP's account at a Book-Entry Transfer Facility). In order to properly make a Debenture Election, a Castle Creek Election or a combination thereof, these actions must be taken in a timely fashion such that the Distribution Election Form and Letter of Transmittal is received by BCLP prior to the Election Deadline.

         The method of delivery of the Distribution Election Form and Letter of Transmittal, the Certificate(s), in the case of a Castle Creek Election, and any other required document is at the election and risk of the Holder and delivery will be deemed made only when actually received by BCLP. The risk of loss of such Units will pass only after BCLP has actually received the Units. If the Certificate(s) is (are) sent by mail, it is recommended that it (they) be sent by registered mail, appropriately insured, with return receipt requested. In all cases, sufficient time for delivery should be allowed to ensure timely delivery.

         CONSUMMATION OF THE REORGANIZATION IS STILL SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE PLAN. NO DISTRIBUTIONS WILL BE MADE PRIOR TO THE EFFECTIVE TIME. IN THE EVENT THAT THE PLAN IS TERMINATED, BCLP WILL PROMPTLY RETURN TO YOU ANY BCLP CERTIFICATE(S) PREVIOUSLY SUBMITTED WITH THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL OR DELIVERED TO BCLP BY GUARANTEE OF DELIVERY OR BY BOOK-ENTRY TRANSFER.

                              GUARANTEE OF DELIVERY
            (TO BE USED ONLY IN THE CASE OF A CASTLE CREEK ELECTION,
                  IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                            See Instructions 1 and 4.

The undersigned is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States; and guarantees to deliver to BCLP the certificate(s) for Units of BCLP to which this Distribution Election Form and Letter of Transmittal relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of BCLP, no later than 5:00 p.m., Boston time, on the earlier of (i) the third day after the Election Deadline and (ii) the eighth New York Stock Exchange trading day after the date of execution of such guarantee of delivery. IF YOU COMPLETE THIS GUARANTEE OF DELIVERY, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 4.

Dated:  ___________________________________                      ......................................................
                                                                                  (Firm - Please Print)
Number of Units:  __________________________
                                                                 ......................................................
Check applicable box if Units will be delivered by
(Authorized Signature) book-entry transfer:                      ......................................................
   _________________ Trust Company
   _________________ Trust Company                               ......................................................
                                                                                        (Address)
Account Number:  __________________________
                                                                 ......................................................
                                                                            (Area Code and Telephone Number)

                       NOTICE OF DELIVERY UNDER GUARANTEE
  (TO BE COMPLETED UPON DELIVERY OF UNITS PURSUANT TO A GUARANTEE OF DELIVERY)

Name(s) of Registered Holder(s):  ______________________________________________

Window Ticket No. (if any):  ___________________________________________________

Date of Execution of Guarantee of Delivery:  ___________________________________

Name of Institution which provided Guarantee of Delivery:  _____________________

If delivered by Book-Entry Transfer (assuming such procedure is available), check Box of Applicable Book-Entry Transfer Facility:

   _________________ Trust Company
   _________________ Trust Company

Account Number:  _________________________  Transaction Code Number:____________

                        SPECIAL DISTRIBUTION INSTRUCTIONS
                         See Instructions 1, 4, 5 and 8.

To be completed ONLY if the Subordinated Debenture or Castle Creek Interest, as the case may be, is to be issued in the name of and mailed to someone other than the undersigned. NOTE: IF YOU COMPLETE THIS BOX, YOU WILL NEED A SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 5.

Make the Distribution in the name of and to:

Name: __________________________________________________________________________
                                  (Please Print)
Address: _______________________________________________________________________
                                (Include Zip Code)

________________________________________________________________________________

                          SPECIAL DELIVERY INSTRUCTIONS
                          See Instructions 1, 4 and 8.

To be completed ONLY if the Subordinated Debenture or Castle Creek Interest, as the case may be, issued in the name of the undersigned is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above. Mail to:

Name: __________________________________________________________________________
                                     (Please Print)

Address: _______________________________________________________________________
                                   (Include Zip Code)

CHECK THIS BOX [ ] IF THIS IS A PERMANENT CHANGE OF ADDRESS.

BOX C MUST BE COMPLETED.  SEE INSTRUCTION 1 AND 7.
________________________________________________________________________________

BOX C:  SIGNATURE(S)

The undersigned represents and warrants that the undersigned has full power and authority to make the Election with respect to the Units of BCLP listed in Box A above and that the Units are free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by BCLP to be necessary and desirable.


Date:  ______________________

                                PLEASE SIGN HERE

Signature:  ____________________________________________________________________

Signature:  ____________________________________________________________________

Signature:  ____________________________________________________________________

Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A above or on the assignment authorizing transfer.

If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 9.)

Dated:  ______________________

Name(s): _______________________________________________________________________
                                  (Please Print)

Capacity:  _____________________________________________________________________

Daytime Area Code and
Telephone Number:  _____________________________________________________________

                               SIGNATURE GUARANTEE
               (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 4)

The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal.
Dated:  _______________________________

________________________________________________________________________________
                        (Name of Firm Issuing Guarantee)
                                 (Please Print)

________________________________________________________________________________
                           (Fix Medallion Stamp Above)

                     DISTRIBUTION ELECTION FORM INSTRUCTIONS

         This Distribution Election Form and Letter of Transmittal must be completed and submitted to BCLP prior to the Election Deadline, which is 5:00 p.m., Boston time, on ____________, 1998, by any Holder desiring to make an Election. If your Certificate(s) is (are) lost, stolen or destroyed, please contact BCLP immediately. See Instruction 9 below.

         Each Holder is entitled to make an Election and submit a Distribution Election Form and Letter of Transmittal covering all Units of BCLP actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other person that holds Units in any capacity whatsoever on behalf of more than one person or entity ("Nominees"), are entitled to make an Election for themselves, as well as an Election on behalf of each beneficial owner of Units held through such nominee record holders, but each such Election must be made on a separate Distribution Election Form and Letter of Transmittal. Beneficial owners who are not record holders are not entitled to submit a Distribution Election Form and Letter of Transmittal. Nominees submitting a Distribution Election Form and Letter of Transmittal on behalf of a Holder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to Instruction 7 below.

         Each Election is subject to certain terms, conditions and limitations that have been set out in the Prospectus and these Instructions. The Plan is included as Exhibit B to the Prospectus. Extra copies of the Prospectus may be requested from BCLP at the address or phone numbers shown above. The filing of this Distribution Election Form and Letter of Transmittal with BCLP will constitute acknowledgment of the receipt of the Prospectus.

1. Election Deadline. Each Holder is entitled to make an Election. For any Election contained herein to be effective, this Distribution Election Form and Letter of Transmittal, properly completed, and, in the case of a Castle Creek Election, the related Certificate(s) must be received by BCLP at the addresses shown above no later than THE ELECTION DEADLINE OF 5:00 P.M., BOSTON TIME, ON _________________, 1998. To properly complete Box A, the number of each BCLP Certificate held of record should be written in the column under the heading "Certificate Number."

_________A Holder making a Castle Creek Election whose Certificate(s) is (are) not immediately available or Holders who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Units and may also make an effective Election by (a) completing Boxes A, B and C herein, having the Box entitled "Guarantee of Delivery" herein properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and delivering such documents to BCLP prior to the Election Deadline; and (b) delivering their Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Units, if such procedure is available, into BCLP's account at one of the Book-Entry Transfer Facilities on the earlier of (i) the third day after the Election Deadline and (ii) eighth New York Stock Exchange trading day after the date of execution of such guarantee of delivery). In addition, at the time the Certificate(s) (or the Units pursuant to a book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to BCLP another Distribution Election Form and Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to BCLP). If the guarantor fails to deliver the Certificate(s) (or the Units by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to the Units subject to such guarantee will be void. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, BCLP and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Units, that such participant has received and agrees to be bound by the terms of this Distribution Election Form and Letter of Transmittal and that BCLP may enforce such agreement against the participant.


_________BCLP will determine whether any Distribution Election Form and Letter of Transmittal or any other required document is received on a timely basis and whether any Distribution Election Form and Letter of Transmittal or any other required document has been properly completed. Any such determinations shall be conclusive and binding. IF A HOLDER DOES NOT MAKE AN EFFECTIVE ELECTION BY THE ELECTION DEADLINE, SUCH HOLDER SHALL BE DEEMED TO HAVE MADE A DEBENTURE ELECTION. For lost, stolen or destroyed Certificate(s), see Instruction 9.


IMPORTANT: IF YOU CHECK ONLY DEBENTURE ELECTION IN BOX B, DO NOT SUBMIT YOUR CERTIFICATES WITH THIS DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

2. Revocation or Change of Election Form and Letter of Transmittal. Any Distribution Election Form and Letter of Transmittal may be revoked or changed by written notice duly executed to BCLP from the person submitting such Distribution Election Form and Letter of Transmittal, but to be effective such notice must be received by BCLP at or prior to the Election Deadline of 5:00 p.m., Boston Time, on _____________, 1998. If a Distribution Election Form and Letter of Transmittal is revoked, and the Certificate(s) withdrawn, the Certificate(s) submitted therewith, if any, will be promptly returned by BCLP to the person which submitted such certificate(s). Upon any such revocation, unless a duly completed Distribution Election Form and Letter of Transmittal is thereafter submitted before the Election Deadline, such Holder will be deemed to have made a Debenture Election.

3. Termination of Right to Elect. If for any reason the Reorganization is not consummated or is abandoned, all Distribution Election Forms and Letters of Transmittal will be void and of no effect whatsoever, and all Certificates previously received by BCLP and thereafter held by BCLP will be returned promptly by BCLP to the person who submitted such certificate(s).

4. Guarantee of Signatures. Signatures on this Distribution Election Form and Letter of Transmittal need not be guaranteed unless the "Special Distribution Instructions" section or the "Guarantee of Delivery" section has been completed. In such event, signatures on this Distribution Election Form and Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule l7Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). PUBLIC NOTARIES CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

5. Method of Delivery. THE METHOD OF DELIVERY OF THIS DISTRIBUTION ELECTION FORM AND BCLP CERTIFICATE(S) AND ANY OTHER REQUIRED DOCUMENT IS AT THE ELECTION AND RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY BCLP. THE RISK OF LOSS OF SUCH UNITS WILL PASS ONLY AFTER BCLP HAS ACTUALLY RECEIVED THE UNITS. IF SUCH CERTIFICATE(S) IS (ARE) SENT BY MAIL, IT IS RECOMMENDED THAT IT (THEY) BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME FOR DELIVERY SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. For lost, stolen or destroyed certificates, see Instruction 9.

6. Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and the number of Units represented thereby should be listed on additional sheets and attached hereto.

7. Signatures on Distribution Election Form and Letter of Transmittal.

(a) All signatures must correspond exactly with the name written on the face of the Certificate(s) without any alteration, variation or change whatsoever.

(b) If the Certificate(s) is (are) held of record by two or more joint owners, all such owners must sign this Distribution Election Form and Letter of Transmittal.

(c) If any Units are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate copies of this Distribution Election Form and Letter of Transmittal as there are different registrations of Certificates.

(d) If this Distribution Election Form and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Certificate(s) listed in Box A above (other than as set forth in paragraph (e) below), this Distribution Election Form and any accompanying Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

(e) If this Distribution Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

8. Special Distribution and Delivery Instructions. Indicate the name and/or address of the person(s) in whose name and to whom the Distribution is to be made, if different from the name and/or address of the person(s) signing this Distribution Election Form and Letter of Transmittal. Signatures must be guaranteed if the "Special Distribution Instructions" section has been completed. See Instruction 4.

9. Lost, Stolen, or Destroyed Certificates. If your Unit certificates have either been lost, stolen or destroyed, please make note of this fact on Distribution Election Form under the section entitled "Description of Units Held By the Undersigned" and notify [person to be notified] at [telephone number] immediately. The appropriate forms for obtaining replacement certificates will be sent to you and you will be instructed as to how to proceed. The Distribution Election Form cannot be processed until the lost, stolen or destroyed certificate(s) has been replaced. Accordingly, if you have lost a certificate or if any of your certificates have been destroyed or stolen, and you wish to safeguard your right to make an election, you must act promptly.

10. Miscellaneous. BCLP IS UNDER NO DUTY TO GIVE ANY HOLDER NOTICE OF DEFECTS IN ANY DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL. BCLP SHALL NOT INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION, AND BCLP HAS THE ABSOLUTE RIGHT TO REJECT ANY AND ALL DISTRIBUTION ELECTION FORMS AND LETTERS OF TRANSMITTAL NOT PROPERLY COMPLETED OR TO WAIVE ANY IRREGULARITIES IN ANY DISTRIBUTION ELECTION FORM AND LETTER OF TRANSMITTAL.

11. Information and Additional Copies. Information and additional copies of this Distribution Election Form and Letter of Transmittal may be obtained by telephoning BCLP, at _____________. Banks and brokerage firms, should telephone toll-free at ________________.

12. Acknowledgment. By signing the Distribution Election Form, you are acknowledging: (i) that you have received the Prospectus and (ii) that your election is subject to the terms, conditions and limitations set forth in the Prospectus.